UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2014

BANK OF THE CAROLINAS CORPORATION

(Exact name of Registrant as specified in its charter)

NORTH CAROLINA	000-52195	20-4989192
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification number)

135 BOXWOOD VILLAGE DRIVE, MOCKSVILLE, NORTH CAROLINA 27028
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (336) 751-5755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 4, 2014, the following individuals retired from their positions as directors of Bank of the Carolinas Corporation (the “Company”) and its wholly owned subsidiary, Bank of the Carolinas: Jerry W. Anderson, Alan M. Bailey, John A. Drye, John W. Googe, and Francis W. Slate.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on December 4, 2014. At the meeting, the shareholders (1) elected all of the directors nominated by the board of directors, (2) ratified a resolution endorsing and approving compensation paid or provided to the Company’s named executive officers and the Company’s executive compensation policies and practices, (3) ratified a resolution that future advisory votes on executive compensation will be conducted every three years, (4) granted the Company’s board of directors discretionary authority to amend the Company’s articles of incorporation to effect a 1-for-100 reverse stock split, (5) approved the Company’s 2014 Omnibus Stock Incentive Plan, (6) approved the Company’s Tax Benefits Preservation Plan, and (7) ratified the appointment of Cherry Bekaert LLP as the Company’s independent accountants for 2014, as follows:

Proposal 1

Election of Directors

Director	For	Withheld	Broker Non-Votes

Derek J. Ferber	300,339,062	91,477	1,633,888
Harvey L. Glick	300,328,562	101,977	1,633,888
Henry H. Land	300,327,024	103,515	1,633,888
Grady L. McClamrock, Jr.	300,310,379	120,160	1,633,888
Sam D. Norton	300,339,062	91,477	1,633,888
John D. Russ	278,098,166	22,332,373	1,633,888
Lynne Scott Safrit	278,086,128	22,344,411	1,633,888
Anton V. Schutz	300,336,662	93,877	1,633,888
Stephen R. Talbert	300,315,446	115,093	1,633,888

Proposal 2

Advisory Vote on Executive Compensation

For	Against	Abstain	Broker Non-Votes

300,195,699	219,196	15,644	1,633,888

Proposal 3

Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

One Year	Two Years	Three Years	Abstain	Broker Non-Votes

110,244,739	282,914	189,829,682	73,204	1,633,888

Proposal 4

Approval of Reverse Stock Split

For	Against	Abstain	Broker Non-Votes

300,804,842	1,249,750	9,835	-0-

Proposal 5

Approval of 2014 Omnibus Stock Incentive Plan

For	Against	Abstain	Broker Non-Votes

299,141,276	1,276,046	13,217	1,633,888

Proposal 6

Approval of Tax Benefits Preservation Plan

For	Against	Abstain	Broker Non-Votes

300,321,005	96,395	13,139	1,633,888

Proposal 7

Ratification of Independent Accountants

For	Against	Abstain	Broker Non-Votes

301,836,931	145,788	81,708	-0-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF THE CAROLINAS CORPORATION

By:	/s/ Stephen R. Talbert
Stephen R. Talbert
President and Chief Executive Officer

Dated: December 9, 2014

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